CALVERT FLEXIBLE BOND FUND
Supplement to Prospectus dated May 1, 2021

The following replaces the third and fourth paragraphs in “Principal Investment Strategies”:

The Fund may invest, without limitation, in below-investment grade, high-yield debt securities (commonly known as “junk bonds”), including distressed securities that are in default. The Fund, however, currently does not intend to invest more than 75% of its net assets in such securities. A debt security is considered below investment grade when assigned a credit quality rating below BBB- by S&P Global Ratings (“S&P”) or an equivalent rating by another nationally recognized statistical rating organization (‘‘NRSRO“), including Moody’s Investors Service, Inc. or Fitch Ratings,or Kroll Bond Rating Agency, LLC for securitized debt instruments only (such as asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)), or if unrated, considered to be of comparable credit quality by the Fund’s investment adviser. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

The Fund’s investments may include, but are not limited to the following: bonds issued by U.S. corporations, the U.S. government or its agencies, and U.S. government-sponsored entities (e.g., the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”)); debt or debt-related securities issued by foreign governments and corporations; trust preferred securities; taxable municipal securities; ABS, including commercial mortgage-backed securities; collateralized mortgage obligations (“CMOs”); convertible bonds and other hybrid securities; investment companies, such as exchange-traded bond funds and closed-end bond funds; money market instruments; and loans.

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CALVERT BALANCED FUND
CALVERT EQUITY FUND
CALVERT MID-CAP FUND
CALVERT SMALL-CAP FUND
CALVERT ULTRA-SHORT DURATION INCOME FUND
Supplement to Statements of Additional Information (“SAIs”) dated February 1, 2021

CALVERT INCOME FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT CORE BOND FUND
CALVERT HIGH YIELD BOND FUND
CALVERT BOND FUND
CALVERT GREEN BOND FUND
Supplement to SAI dated February 1, 2021 as revised February 8, 2021

CALVERT FLEXIBLE BOND FUND
CALVERT VP SRI BALANCED PORTFOLIO
CALVERT VP SRI MID CAP PORTFOLIO

Supplement to SAIs dated May 1, 2021

The following is added to the “Ratings” Appendix:

Kroll Bond Rating Agency (“KBRA”)

KBRA’S RATING SCALES AND SERVICES

KBRA assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severtity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.

LONG-TERM CREDIT

AAA	Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA	Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A	Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB	Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB	Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B	Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC	Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.
CC	Determined to be near default or in default with average recovery expectations.
C	Determined to be near default or in default with low recovery expectations.

D	KBRA defines default as occurring if:
	1.	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
	2.	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
	3.	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append – or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

SHORT-TERM CREDIT

KBRA’s short-term ratings indicate an ability to meet obligations that typically have maturities of 13 months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, KBRA’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.

K1+	Exceptional ability to meet short-term obligations.
K1	Very strong ability to meet short-term obligations.
K2	Strong ability to meet short-term obligations.
K3	Adequate ability to meet short-term obligations.
B	Questionable ability to meet short-term obligations.
C	Little ability to meet short-term obligations.
D	KBRA defines default as occurring if:
	1.	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.
	2.	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.
	3.	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

With exceptions for certain issuers and sectors, the following correspondence between KBRA’s short- and long-term ratings generally holds:

LONG-TERM RATING	SHORT-TERM RATING
AAA	K1+
AA+
AA
AA-
A+	K1+ or K1
A	K1
A-	K1 or K2
BBB+	K2
BBB	K2 or K3
BBB-	K3
BB+	B

BB
BB-
B+
B
B-
CCC+	C
CCC
CCC-
CC
C
D	D

OTHER

NR	Not Rated - KBRA has not assigned a rating to the obligation, program, or issuer.
WR

Withdrawn Rating - KBRA has withdrawn the rating of a previously rated obligation, program, or issuer. This rating action may be linked to the full repayment of a security, maturity of an obligation, or some other event.

September 15, 2021